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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
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          (Former name or former address, if changed since last report)


Item 5. Other Information

     Dale W. Fuller has been appointed President and Chief Executive Officer of Sight Resource Corporation. Mr. Fuller is a former Chief Financial Officer of the Company, having served in that capacity from October 2003 until March 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SIGHT RESOURCE CORPORATION


Date: June 30, 2004                          By: /s/ Donald L. Radcliff
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                                                  Donald L. Radcliff
                                               Chief Financial Officer




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